MAINSTAY FUNDS TRUST

MainStay Epoch U.S. Small Cap Fund

(the “Fund”)

Supplement dated December 18, 2018 (“Supplement”) to the
Summary Prospectus and Prospectus dated February 28, 2018, as supplemented

Important Notice Regarding Changes to Name, Investment Objective and Investment Policies

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

At a meeting held on December 10-12, 2018, the Board of Trustees (“Board”) of MainStay Funds Trust (“Trust”) considered and approved, among other related proposals: (i) terminating Epoch Investment Partners, Inc. (“Epoch”) as the Fund’s subadvisor; (ii) appointing MacKay Shields LLC (“MacKay”) as the Fund’s subadvisor and the related subadvisory agreement, subject to shareholder approval; (iii) changing the Fund’s name and modifying the Fund’s investment objective, principal investment strategies, investment process, non-fundamental “names rule” investment policy and principal risks; (iv) reducing the management fee; (v) changing the Fund’s primary benchmark; and (vi) filing proxy materials. These changes are expected to become effective on or about April 1, 2019, if shareholders of the Fund approve item (ii) above (the “Proposal”) prior to that date.

As a result, effective on or about April 1, 2019, the following changes will be made to the Summary Prospectus and Prospectus if shareholders approve the Proposal prior to that date:

1.	Name Change. The name of the Fund is changed to MainStay MacKay Small Cap Core Fund.

2.	Investment Objective. The investment objective of the Fund is revised to read as follows:

The Fund seeks long term growth of capital.

3.	Reduction of Management Fee. The Fund’s management fee is revised to read as follows: 0.80% on assets up to $1 billion; 0.775% on assets from $1 billion to $2 billion; and 0.75% on assets over $2 billion.

4.	Principal Investment Strategies. The principal investment strategies section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies in the Russell 2000® Index, and invests primarily in common stocks of U.S. companies. As of February 28, 2018, companies in the Russell 2000® Index had market capitalizations ranging from $3.5 million to $13.8 billion.

Investment Process: MacKay Shields LLC, the Fund 's Subadvisor, seeks to construct a broadly diversified portfolio across sectors and industries using quantitative analysis to identify undervalued and overvalued securities. The Subadvisor uses a quantitative model that is designed to evaluate individual issuers and securities across multiple criteria, including valuation, momentum and market sentiment. The Subadvisor also conducts a qualitative analysis to account for events and conditions that may not be quantifiable by the analysis, such as company-specific and market events. The Subadvisor evaluates the quantitative model and, from time to time, the Subadvisor may adjust the metrics and data underlying its quantitative analysis or model for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions. Using an objective, disciplined and broadly-applied process, the Subadvisor selects securities that it believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to control the Fund’s exposure to risk by diversifying the Fund’s investments over securities issued by a large number of companies.

The Subadvisor may sell a security if, among other reasons, it no longer believes the security will contribute to meeting the investment objective of the Fund, if better opportunities are identified, or if it determines the initial investment expectations are not being met.

5.	Principal Risks. The section of the Summary Prospectus and Prospectus entitled “Principal Risks” is revised by deleting the following risks:

i. Convertible Securities Risk

ii. Exchange-Traded Fund Risk

6.	Management. The section of the Summary Prospectus and Prospectus entitled “Management” is deleted in its entirety and replaced with the following:

New York Life Investment Management LLC serves as the Fund’s Manager. MacKay Shields LLC serves as the Fund’s Subadvisor.

Subadvisor	Portfolio Managers
MacKay Shields LLC	Migene Kim, Portfolio Manager	Since April 2019
	Mona Patni, Portfolio Manager	Since April 2019

7.	Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, the reference to the Fund under “Epoch Investment Partners, Inc.” is deleted and the description of MacKay is deleted in its entirety and replaced with the following:

MacKay Shields LLC (“MacKay”) is located at 1345 Avenue of the Americas, New York, New York 10105. MacKay managed approximately $111.8 billion in assets worldwide as of October 31, 2018. MacKay was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned, fully autonomous subsidiary of New York Life and is the Subadvisor to the MainStay MacKay Common Stock Fund, MainStay MacKay Emerging Markets Equity Fund, MainStay MacKay Growth Fund, MainStay MacKay International Equity Fund, MainStay MacKay International Opportunities Fund, MainStay MacKay S&P 500 Index Fund, MainStay MacKay U.S. Equity Opportunities Fund and MainStay MacKay Small Cap Core Fund.

8.	Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is amended to include the updated biographies for Migene Kim and Mona Patni and to delete the biography for Michael Caputo and remove references to Justin Howell as a portfolio manager of the Fund.

Migene Kim, CFA	Ms. Kim is a Managing Director at MacKay Shields LLC and has been with the firm or its predecessors since 2005. Ms. Kim has been a part of the portfolio management team for the MainStay MacKay Common Stock Fund since 2007, the MainStay MacKay U.S. Equity Opportunities Fund since 2014, the MainStay MacKay Growth Fund since 2016 and the MainStay MacKay Small Cap Core Fund since April 2019. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She has been in the investment management industry since 1993. Ms. Kim is also a CFA® charterholder.
Mona Patni	Ms. Patni has been the portfolio manager of the MainStay MacKay U.S. Equity Opportunities Fund since 2007, the MainStay MacKay Common Stock Fund since 2014 and the MainStay MacKay Small Cap Core Fund since April 2019. She is a Director and Portfolio Manager for MacKay Shields LLC and has been with the firm or its predecessors since 2001. Ms. Patni earned her MBA from NYU Stern School of Business. She also earned her undergraduate degree in Computer Science Engineering from the University of Bombay. She has been in the investment management industry since 2001.

Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Fund is expected to experience a high level of portfolio turnover. This Fund transition period may take a significant amount of time and result in the Fund holding large amounts of uninvested cash. As a result, there may be times when the Fund is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Fund’s performance.

As further described in the proxy statement that will be provided to shareholders (discussed below), the Fund will bear the direct transaction costs associated with the Fund’s transition. New York Life Investment Management LLC will seek to limit the direct and indirect transaction costs associated with the portfolio transition.

Shareholder Proxy

At a meeting held on December 10-12, 2018, the Board of the Trust considered and approved submitting the following Proposal to shareholders of the Fund at a special meeting to be held on or about March 29, 2019 (with any postponements or adjournments, “Special Meeting”):

To approve a new subadvisory agreement between New York Life Investment Management LLC and MacKay Shields LLC with respect to the Fund.

On or about January 21, 2019, shareholders of record of the Fund as of the close of business on December 31, 2018 will be sent a proxy statement containing further information regarding the Proposal. The proxy statement will also include information about the Special Meeting, at which shareholders of the Fund will be asked to consider and approve the Proposal. In addition, the proxy statement will include information about voting on the Proposal and any other business that properly comes before the Special Meeting and options shareholders will have to either attend the Special Meeting in person or to their shares.

New York Life Investment Management LLC will bear the direct expenses relating to the Special Meeting. This Supplement is not a solicitation of any proxy.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

3